Exhibit 10.4

Execution Version

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this

“Amendment”), dated as of March 6, 2024 (the “Seventh Amendment Effective Date”), by and among SLR Investment Corp., a Maryland corporation (formerly known as Solar Capital LTD.) (“SLR”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), the lenders party hereto including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and Alimera Sciences, Inc., a Delaware corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders, and Collateral Agent are parties to that certain Loan and Security Agreement, dated as of December 31, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of May 1, 2020, by that certain Second Amendment to Loan and Security Agreement dated as of March 30, 2021, by that certain Third Amendment to Loan and Security Agreement dated as of February 22, 2022, by that certain Fourth Amendment to Loan and Security Agreement dated as of December 7, 2022, by that certain Fifth Amendment to Loan and Security Agreement dated as of March 24, 2023, by that certain Sixth Amendment to Loan and Security Agreement dated as of May 17, 2023, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”; and the Existing Loan Agreement, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, Borrower has requested certain amendments to the Existing Agreement as more fully set forth herein and Collateral Agent and the Lenders are willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders, and Collateral Agent hereby agree as follows:

1.	DEFINITIONS; INTERPRETATION.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

2.	AMENDMENTS TO THE EXISTING LOAN AGREEMENT.

(a) Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Loan Agreement is hereby amended as follows:

(i) Definitions Chart. The chart of definitions in Section 1.4 is amended as follows: (A) a new line for “Term E Loans” is added, which is defined in Section 2.2(a)(v), and (B) the Section reference for “Term Loan(s)” is changed to Section 2.2(a)(v).

(ii) New Definitions. The following definitions are added to Section 1.4 in their proper alphabetical order:

“Seventh Amendment” means that certain Seventh Amendment to Loan and Security Agreement, dated as of the Seventh Amendment Effective Date, by and among Borrower, Collateral Agent and Lenders.

“Seventh Amendment Effective Date” means March 6, 2024.

“Term E Loan Draw Period” is the period (i) commencing on the Seventh Amendment Effective Date and (ii) ending on March 14, 2024.

(iii) Section 2.2(a)(iv). Section 2.2(a)(iv) of the Existing Agreement is hereby amended and restated as follows:

(iv) Subject to the terms and conditions of this Agreement and the Sixth Amendment, the Lenders agree, severally and not jointly, to make loans to Borrower on the Sixth Amendment Effective Date, in an aggregate principal amount of up to Twenty Million Dollars ($20,000,000) according to each Lender’s Term D Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as the “Term D Loan”). After repayment, no Term D Loan may be re-borrowed.

(iv)Section 2.2(a)(v). A new Section 2.2(a)(v) is hereby inserted in proper order as follows:

(v) Subject to the terms and conditions of this Agreement and the Seventh Amendment, the Lenders agree, severally and not jointly, to make loans to Borrower during the Term E Loan Draw Period, in an aggregate principal amount of up to Five Million Dollars ($5,000,000) according to each Lender’s Term E Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as the “Term E Loan”; each Term A Loan, Term B Loan, Term C Loan, Term D Loan, and Term E Loan are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term E Loan may be re-borrowed.

(v)Lenders and Commitments. Schedule 1.1 of the Existing Agreement, the Schedule of Lenders and Commitments, is hereby amended and restated in its entirety with Annex A hereto.

(b) References Within Existing Loan Agreement. Each reference in the Existing Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Existing Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the conditions specified below:

(a) This Amendment. Collateral Agent shall have received one or more counterparts of this Amendment, duly executed, completed and delivered by Collateral Agent, each Lender and Borrower;

(b) Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable and documented fees and disbursements of counsel to Collateral Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Seventh Amendment Effective Date or after such date, and (ii) all other fees, costs and expenses, if any, due and payable as of the Seventh Amendment Effective Date under the Loan Agreement.

(c) Representations and Warranties; No Default. As of the date of this Amendment, after giving effect to the amendment of the Loan Agreement contemplated hereby:

(i) The representations and warranties contained in Section 4 of this Amendment shall be true and correct on and as of the date of this Amendment as though made on and as of such date; and

(ii)	There exists no Default or Event of Default; and

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(d) Collateral Agent shall have received all other documents and instruments as Collateral Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Amendment.

4. REPRESENTATIONS AND WARRANTIES. To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that there has not been and there does not exist a Material Adverse Change; (c) reserved; (d) Collateral Agent and the Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Collateral Agent and the Lenders pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent and the Lenders; (e) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by Borrower will not (i) conflict with Borrower’s organizational documents, including its Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable material order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its property or assets may be bound or affected, and (iv) constitute an event of default under any material agreement by which Borrower or any of its properties is bound, the termination or noncompliance with which could reasonably be expected to have a Material Adverse Change. For the purposes of this Section, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

5.	LOAN DOCUMENTS OTHERWISE NOT AFFECTED; REAFFIRMATION; NO

NOVATION.

(a) Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments in the future.

(b) Borrower hereby expressly (1) grants, reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (2) grants, reaffirms, ratifies and confirms the grant of security under Section 4 of the Loan Agreement, (3) grants and reaffirms that such grant of security in the Collateral secures all Obligations under the Loan Agreement, and with effect from (and including) the date hereof, such grant of security in the Collateral: (x) remains in full force and effect; and (y) secures all Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(c) Borrower hereby expressly reaffirms, ratifies, and confirms its obligations under (1) that certain Exit Fee Agreement, dated as of January 5, 2018, by and among SLR, the lenders party thereto, and Borrower, as amended, amended and restated, supplemented or otherwise modified from time to time, (2) that certain Exit Fee Agreement, dated as of December 31, 2019, by and among SLR, the lenders party thereto, and Borrower, as amended, amended and restated, supplemented or otherwise modified from time to time, (3) that certain Fifth Amendment Exit Fee Agreement, dated as of March 24, 2023, by and among SLR, the lenders party thereto, and Borrower, as amended, amended and restated, supplemented or otherwise modified from time to time, (4) that certain Omnibus Amendment to Exit Fee Agreements, dated as of May 17, 2023, by and among SLR, the lenders party thereto, and Borrower, as amended, amended and restated,

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supplemented or otherwise modified from time to time and (5) that certain Second Amended and Restated Fee Letter, dated as of May 17, 2023, by and among SLR, the lenders party thereto, and Borrower, as amended, amended and restated, supplemented or otherwise modified from time to time.

(d) This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (for the ratable benefit of the Secured Parties) security titles to or other liens on any Collateral for the Obligations.

6. CONDITIONS. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to date hereof specifying its objection thereto.

7. RELEASE. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8. NO RELIANCE. Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

9.	RESERVED.

10. BINDING EFFECT. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

12. COMPLETE AGREEMENT; AMENDMENTS. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements 4 4 with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

13. SEVERABILITY OF PROVISIONS. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

14. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

15. LOAN DOCUMENTS. This Amendment and the documents related thereto shall constitute Loan Documents.

16.	ELECTRONIC EXECUTION OF CERTAIN OTHER DOCUMENTS. The words

“execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

ALIMERA SCIENCES, INC.

By: /s/ Rick Eiswirth

Name: Rick Eiswirth

Title: President and Chief Executive Officer

[Signature Page to Seventh Amendment to Loan and Security Agreement]

[Signature Page to Seventh Amendment to Loan and Security Agreement]

COLLATERAL AGENT AND LENDER: SLR INVESTMENT CORP.

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Security Agreement]

[Signature Page to Seventh Amendment to Loan and Security Agreement]

LENDERS:

SUNS SPV LLC

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND L.P.

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND BDC SPV LLC

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC LLC

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND L.P.

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Security Agreement]

[Signature Page to Seventh Amendment to Loan and Security Agreement]

SCP CAYMAN DEBT MASTER FUND SPV LLC

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SCP SF DEBT FUND LP

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

SLR CP SF DEBT FUND SPV LLC

By: /s/ Anthony Storino

Name: Anthony Storino

Title: Authorized Signatory

[Signature Page to Seventh Amendment to Loan and Security Agreement]

[Signature Page to Seventh Amendment to Loan and Security Agreement]

Annex A

SCHEDULE 1.1

Lenders and Commitments

Term A Loan

Lender	Term Loan Commitment	Commitment Percentage
SLR Investment Corp.	[***]	[***]
SUNS SPV LLC	[***]	[***]
SCP Private Credit Income Fund SPV LLC	[***]	[***]
SCP Private Credit Income BDC SPV LLC	[***]	[***]
SCP Private Corporate Lending Fund SPV LLC	[***]	[***]
SCP Cayman Debt Master Fund SPV LLC	[***]	[***]
SCP SF Debt Fund LP	[***]	[***]
SLR CP SF Debt Fund SPV LLC	[***]	[***]
TOTAL	$42,500,000.00	100.00%

Term B Loan

Lender	Term Loan Commitment	Commitment Percentage
SLR Investment Corp.	[***]	[***]
SUNS SPV LLC	[***]	[***]
SCP Private Credit Income Fund SPV LLC	[***]	[***]
SCP Private Credit Income BDC SPV LLC	[***]	[***]
SCP Private Corporate Lending Fund SPV LLC	[***]	[***]
SCP Cayman Debt Master Fund SPV LLC	[***]	[***]
SCP SF Debt Fund LP	[***]	[***]
TOTAL	$2,500,000.00	100.00%

Term C Loan

Lender	Term Loan Commitment	Commitment Percentage
SLR Investment Corp.	[***]	[***]
SCP Private Credit Income Fund SPV LLC	[***]	[***]
SCP Private Credit Income BDC SPV LLC	[***]	[***]
SCP Private Corporate Lending Fund SPV LLC	[***]	[***]
SCP Cayman Debt Master Fund SPV LLC	[***]	[***]
SCP SF Debt Fund LP	[***]	[***]

TOTAL	$2,500,000.00	100.00%

Term D Loan

Lender	Term Loan Commitment	Commitment Percentage
SLR Investment Corp.	[***]	[***]
SCP Private Credit Income Fund LP	[***]	[***]
SCP Private Credit Income BDC LLC	[***]	[***]
SCP Private Corporate Lending Fund SPV LLC	[***]	[***]
SCP Private Corporate Lending Fund LP	[***]	[***]
SCP SF Debt Fund LP	[***]	[***]
TOTAL	$20,000,000.00	100.00%

Term E Loan

Lender	Term Loan Commitment	Commitment Percentage
SLR Investment Corp.	[***]	[***]
SCP Private Credit Income Fund LP	[***]	[***]
SCP Private Credit Income BDC LLC	[***]	[***]
SCP Private Corporate Lending Fund LP	[***]	[***]
SCP SF Debt Fund LP	[***]	[***]
TOTAL	$5,000,000.00	100.00%

Term Loans (Aggregate)

Lender	Term Loan Commitment	Commitment Percentage
SLR Investment Corp.	[***]	[***]
SUNS SPV LLC	[***]	[***]
SCP Private Credit Income Fund LP	[***]	[***]
SCP Private Credit Income Fund SPV LLC	[***]	[***]
SCP Private Credit Income BDC LLC	[***]	[***]
SCP Private Credit Income BDC SPV LLC	[***]	[***]
SCP Private Corporate Lending Fund LP	[***]	[***]
SCP Private Corporate Lending Fund SPV LLC	[***]	[***]
SCP Cayman Debt Master Fund SPV LLC	[***]	[***]
SCP SF Debt Fund LP	[***]	[***]
SLR CP SF Debt Fund SPV LLC	[***]	[***]
TOTAL	$72,500,000.00	100.00%